STARBOARD INVESTMENT TRUST

Goodwood SMID Cap Discovery Fund

Prospectus, Summary Prospectus, and
Statement of Additional Information
Supplement
October 13, 2015
This supplement to the prospectus dated September 28, 2015 for the Goodwood SMID Cap Discovery Fund, a series of the Starboard Investment Trust, updates the prospectus, summary prospectus, and statement of additional information to include additional information as described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the prospectus and statement of additional information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement is to correct a typographical error which caused the "Advisor Class" shares to be referred to in some instances as "Class A" shares. Any reference to "Class A" should be read as referring to the "Advisor Class."
Investors Should Retain This Supplement For Future Reference